Exhibit 10.3

终止协议

Termination Agreement

本终止协议（下称“本协议”）由以下各方于2018年3月20日在中华人民共和国（下称“中国”）杭州签订：

This Termination Agreement (this "Agreement") is executed by and among the following Parties as of March 20, 2018 in Hangzhou, the People’s Republic of China (“China” or the “PRC”):

甲方：	杭州昱曜网络科技有限公司，一家于中国杭州市注册成立的外商独资有限公司，其注册地址位于杭州市萧山经济技术开发区启迪路198号B1-901-11室；
Party A:	Hangzhou Yuyao Network Technology Co., Ltd., a wholly foreign owned enterprise with limited liability which is incorporated and established in Hangzhou City, China, with its registered address at Room B1-901-11, 198 Qidi Road, Xiaoshan Economic and Technological Development Zone, Hangzhou City;

乙方：韩昱、韩扣琳，均为中华人民共和国境内自然人；及

Party B: Han Yu and Han Koulin are both natural persons in China; and

.

丙方:	杭州龙运网络科技有限公司，一家于中国杭州市注册成立的有限公司，其注册地址位于杭州市上城区秋涛路28号凤凰城4号2001室。
Party C:	Hangzhou Longyun Network Technology Co., Ltd., a limited liability company incorporated and established in Hangzhou City, China, with its registered address at Room 2001, No. 4 Phoenix City, 28 Qiutao, Road, Shangcheng District, Hangzhou City.

在本协议中，甲方、乙方和丙方以下各称“一方”，合称“各方”。

In this Agreement, each of Party A, Party B and Party C shall be referred to as a "Party" respectively, and they shall be collectively referred to as the "Parties".

鉴于：本协议各方为2016年8月19日《独家购买权合同》的合同方；

Whereas: the Parties hereto are parties to the Exclusive Option Agreement, dated as of August 19, 2016;

现各方协商一致，达成如下协议：

Now therefore, upon mutual discussion and negotiation, the Parties have reached the following agreement:

1.	终止

Termination

各方特此同意终止《独家购买权合同》。自本协议生效之日起，《独家购买权合同》终止且不具有进一步的效力。除另有明确约定外，任一方均不负有《独家购买权合同》项下或与之相关的任何进一步的义务。

The Parties hereby agree to terminate the Exclusive Option Agreement. Effective as of the date hereof, the Exclusive Option Agreement shall terminate and be of no further force and effect. Except as specifically set forth herein, neither Party shall have any further obligations thereunder or with respect thereto.

2.	适用法律与争议解决

Governing Law and Resolution of Disputes

2.1	适用法律

Governing law

本协议的订立、效力、解释、履行、修改和终止以及争议解决均适用中国正式公布并可公开得到的法律。对中国正式公布并可公开得到的法律没有规定的事项， 将适用国际法律原则和惯例。

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the formally published and publicly available laws of China. Matters not covered by formally published and publicly available laws of China shall be governed by international legal principles and practices.

2.2	争议的解决方法

Methods of Resolution of Disputes

因解释和履行本协议而发生的任何争议，本协议各方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后30天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其仲裁规则仲裁解决。仲裁应在杭州进行。使用之语言为中文。仲裁裁决是终局性的，对各方均有约束力。

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party's request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration shall be conducted in Hangzhou, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties.

3.	其他

Miscellaneous

3.1	修订、修改与补充

Amendment, change and supplement

对本协议作出修订、修改与补充，必须经每一方签署书面协议。

Any amendment, change and supplement to this Agreement shall require the execution of a written agreement by all of the Parties.

3.2	完整协议

Entire agreement

除了在本协议签署后所作出的书面修订、补充或修改以外，本协议构成本协议各方就本协议标的物所达成的完整协议，取代在此之前就本协议标的物所达成的所有口头或书面的协商、陈述和协议。

Except for the amendments, supplements or changes in writing executed after the execution of this Agreement, this Agreement shall constitute the entire agreement reached by and among the Parties hereto with respect to the subject matter hereof, and shall supersede all prior oral and written consultations, representations and contracts reached with respect to the subject matter of this Agreement.

3.3	标题

Headings

本协议的标题仅为方便阅读而设，不应被用来解释、说明或在其他方面影响本协议各项规定的含义。

The headings of this Agreement are for convenience only, and shall not be used to interpret, explain or otherwise affect the meanings of the provisions of this Agreement.

3.4	语言

Language

本协议以中文和英文书就，一式三份，甲乙丙三方各持一份，具有同等效力；中英文版本如有冲突，应以中文版为准。

This Agreement is written in both Chinese and English language in three copies, each Party having one copy with equal legal validity; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

本页其余部分刻意留为空白

The Remainder of this page is intentionally left blank

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本协议并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Agreement as of the date first above written.

甲方： 杭州昱曜网络科技有限公司

Party A: Hangzhou Yuyao Network Technology Co., Ltd.

签字：
By:	/s/ Han Yu
姓名：	韩昱
Name:	Han Yu
职位：	法定代表人
Title:	Legal Representative

乙方： 韩昱、韩扣琳

Party B: Han Yu, Han Koulin

签字：
By：	/s/ Han Yu /s/ Han Koulin

丙方： 杭州龙运网络科技有限公司

Party C: Hangzhou Longyun Network Technology Co., Ltd.

签字：
By：	/s/ Jianjun Sun
姓名：	孙建军
Name:	Jianjun Sun
职位：	法定代表人
Title:	Legal Representative

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